UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2009

The First Marblehead Corporation

(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts		02199-8157
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 17, 2009, The First Marblehead Corporation (the “Corporation”) announced its financial and operating results for the fourth quarter of fiscal 2009 and the twelve-month period ended June 30, 2009.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 7.01.  Regulation FD Disclosure

Static Pool Data; Supplemental Presentation

The Corporation has posted to its website static pool data as of June 30, 2009 with respect to certain securitization trusts facilitated by the Corporation, together with a supplemental presentation.  The static pool information includes original pool characteristics and borrower payment status, delinquency, cumulative loss and prepayment data as of June 30, 2009.  The supplemental presentation includes channel-specific loans available for securitization by fiscal year, parity ratios by trust, net recovery rates by year of default, FICO score ranges by year of loan disbursement since fiscal 2005 and by channel, six-month rolling prepayment rates and payment status by trust.

The static pool data and supplemental information can be found on the Corporation’s website, www.firstmarblehead.com, by clicking “Investors.”  In addition, the static pool information is furnished as Exhibit 99.2, and the supplemental presentation is furnished as Exhibit 99.3, to this current report on Form 8-K and each is incorporated under this Item 7.01 by reference.

The information contained in Items 2.02 and 7.01 of this current report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.  Other Events

Securities Litigation

In April and May 2008, seven purported class action lawsuits were filed against the Corporation and certain of its current and former officers and directors in the United States District Court for the District of Massachusetts (the “District Court”).  In August 2008, the District Court consolidated these cases and appointed lead plaintiffs and a lead counsel.  In November 2008, a consolidated amended complaint was filed by lead plaintiffs that contained similar allegations as the earlier complaints.  On August 5, 2009, the District Court issued an order granting the Corporation’s motion to dismiss the plaintiffs’ consolidated amended complaint.  The District Court did not grant plaintiffs leave to re-plead.  The plaintiffs have a right to appeal the dismissal.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits

The following exhibits relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

99.1	Press release issued by the Corporation on August 17, 2009 entitled, “First Marblehead Announces Full Year and Fourth Quarter Fiscal 2009 Results”

99.2	Static pool data as of June 30, 2009

99.3	Supplemental presentation dated June 30, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION

Date: August 17, 2009	By:	/s/ Kenneth Klipper
Kenneth Klipper
Chief Financial Officer, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Corporation on August 17, 2009 entitled, “First Marblehead Announces Full Year and Fourth Quarter Fiscal 2009 Results”

99.2	Static pool data as of June 30, 2009

99.3	Supplemental presentation dated June 30, 2009